Exhibit 10.6
EXECUTION VERSION
XO COMMUNICATIONS, LLC
WAIVER
WITH RESPECT TO
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
          This Waiver (“Waiver”), dated as of November 3, 2006, with respect to the Amended and Restated Credit and Guaranty Agreement, dated January 16, 2003 (as amended, supplemented or otherwise modified, through the date hereof, and as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”), by and among XO Communications, LLC, a Delaware limited liability company (the “Company,” as successor by merger to XO Communications, Inc., a Delaware corporation), certain affiliates and subsidiaries of the Company, as Guarantors, the Lenders party thereto from time to time and Mizuho Corporate Bank, Ltd., as administrative agent (the “Administrative Agent”).
RECITALS
          A. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
          B. Pursuant to Section 10.5 of the Credit Agreement, the Requisite Lenders have the right to waive any provision of the Credit Documents or consent to any departure of any Credit Party therefrom or may take any action contemplated in the Credit Documents and such waiver shall be effective upon the written concurrence of the Requisite Lenders.
          C. The Lenders executing this Waiver constitute the Requisite Lenders pursuant to Section 1.1 of the Credit Agreement.
          D. The Company anticipates that it will not be in compliance with Section 6.6(b) of the Credit Agreement for the fiscal quarter ended September 30, 2007.
          E. The Requisite Lenders desire to waive compliance by the Company with the requirements of Section 6.6(b) of the Credit Agreement on the terms and for the periods set forth herein.
          NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreement herein contained, the parties hereto hereby agree as follows:
WAIVER
          1. Effective as of the date of this Waiver, the Requisite Lenders hereby waive compliance by the Company and the Guarantors with the requirements of Section 6.6(b) of the Credit Agreement for the fiscal quarter ended September 30, 2007.
          2. Except as expressly provided herein, (a) the execution, delivery and performance of this Waiver shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document and (b) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
          3. This Waiver and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles.
          4. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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          IN WITNESS WHEREOF, the Requisite Lender has caused this Waiver to be duly executed and delivered by its respective officers thereunto duly authorized as of the date first written above.

LENDER:

ARNOS CORP.

Agreed and Acknowledged:

GUARANTORS:

XO HOLDINGS, INC.
NEXTLINK WIRELESS, INC
COAST TO COAST TELECOMMUNICATIONS, INC.
LHP EQUIPMENT, INC.
TELECOMMUNICATIONS OF NEVADA, LLC
V&K HOLDINGS, INC.
XO ASIA LIMITED
XO COMMUNICATIONS SERVICES, INC.
XO DATA SERVICES, LLC
XO GLOBAL COMMUNICATIONS, INC.
XO INTERACTIVE, INC.
XO INTERCITY HOLDINGS NO. 1, LLC
XO INTERCITY HOLDINGS NO. 2, LLC
XO INTERNATIONAL HOLDINGS, INC.
XO INTERNATIONAL, INC.
XO LONG DISTANCE SERVICES (VIRGINIA), LLC
XO MANAGEMENT SERVICES, INC.
XO MANAGEMENT SERVICES, NEVADA, INC.
XO MINDSHARE, LLC
XO NEVADA MERGER SUB, INC.
XO SERVICES, INC.
XO VIRGINIA, LLC

By:

Name:
Title: